UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaYarden 4, pob 1026,

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, on December 27, 2023, at the 2023 annual meeting of stockholders (the “Annual Meeting”) of My Size, Inc. (the “Company”) the Company’s stockholders approved an amendment to the My Size, Inc. 2017 Equity Incentive Plan (“2017 Plan”) to increase the shares reserved for issuance under the 2017 Plan from 289,000 to 1,040,000 shares (the “2017 Plan Amendment”). The 2017 Plan Amendment was previously adopted by the Company’s board of directors (the “Board”) subject to stockholder approval. The 2017 Plan and the 2017 Plan Amendment are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on November 14, 2023 (the “Proxy Statement”), under the caption “Approval of an Amendment to the My Size, Inc. 2017 Equity Incentive Plan to Increase the Reservation of Common Stock for Issuance Thereunder to 1,040,000 Shares From 289,000 Shares,” which disclosure is incorporated herein by reference. The description of the 2017 Plan as amended by the 2017 Plan Amendment contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2017 Plan as amended by the 2017 Plan Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 27, 2023, the Company held its Annual Meeting for the following purposes: (1) to elect two Class II directors, (2) to hold an advisory vote on the compensation of the Company’s named executive officers named in the Company’s proxy statement, (3) to hold an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, (4) to approve an amendment to the 2017 Plan to increase the reservation of common stock for issuance thereunder to 1,040,000 shares from 289,000 shares, (5) to approve the delisting of the Company’s common stock from the Tel Aviv Stock Exchange, (6) to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of August 24, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Agreement between us and H.C. Wainwright & Co., LLC, dated as of August 24, 2023, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior the issuance of such warrants, and (7) to ratify the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2023. A total of 1,619,841 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal 1. Election of two Class II directors to serve on the Company’s Board for a term of three years or until their successors are elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Oron Branitzky	835,955	18,544	765,442
Guy Zimmerman	840,379	14,020	765,442

Proposal 2. An advisory vote on the compensation of the Company’s named executive officers named in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
712,218	21,626	120,645	765,442

Proposal 3. An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. Stockholders were given the choice of voting for future advisory votes on executive compensation to occur every one, two or three years:

One Year	Two Years	Three Years	Abstain
33,552	9,056	693,188	118,603

Proposal 4. Approval of an amendment to the My Size 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 1,040,000 shares from 289,000 shares:

For	Against	Abstain	Broker Non-Votes
809,333	43,352	1,714	765,442

Proposal 5. Approval to delist the Company’s common stock from the Tel Aviv Stock Exchange:

For	Against	Abstain	Broker Non-Votes
838,195	14,542	1,662	765,442

Proposal 6. Authorization, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock underlying certain warrants issued by the Company pursuant to that certain Inducement Letter, dated as of August 24, 2023, by and between the Company and the investor named on the signatory page thereto, and the Engagement Agreement between the Company and H.C. Wainwright & Co., LLC, dated as of August 24, 2023 in an amount equal to or in excess of 20% of the Company’s common stock outstanding immediately prior to the issuance of such warrants:

For	Against	Abstain	Broker Non-Votes
834,565	17,956	1,878	765,442

Proposal 7. Ratification of the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
1,600,836	17,005	2,000	0

In accordance with the recommendation of the Company’s board of directors, the Company’s stockholders approved, on an advisory basis, “three years” as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such recommendation, on December 28, 2023, the board of directors decided that the Company will hold advisory votes on the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	My Size, Inc. Amendment to the My Size, Inc. 2017 Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on November 24, 2023).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: December 28, 2023	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer